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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): AUGUST 15, 1997
                                                  ---------------





                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23668                   04-2987600
-------------                         -------                   ----------
(State or other                    (Commission               (IRS  Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (508) 777-4247
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Item 5.   Other Events.
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     On August 15, 1997, the Registrant publicly disseminated a press release announcing the appointment of Robert L. Gable to its Board of Directors. Mr. Gable is Chairman and Chief Executive Officer of Unitrode Corporation ("Unitrode"). Prior to joining Unitrode, Mr. Gable was President and Chief Executive Officer of Computervision Corporation. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements And Exhibits.
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(c) Exhibit.

    99.1     The Registrant's Press Release dated August 15, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IBIS TECHNOLOGY CORPORATION
                                   ---------------------------
                                   (Registrant)



                                   /s/ Timothy Burns
Date: August 18, 1997              ---------------------------
                                   Timothy Burns
                                   Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit                                           Sequential
Number              Description                        Page Number
------              -----------                        -----------

99.1                The Registrant's Press Release          5
                    dated August 15, 1997








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